UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Arch Resources, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a6(i)(1) and 0-11

Your Vote Counts! ARCH RESOURCES, INC. ONE CITYPLACE DRIVE, SUITE 300 ST. LOUIS, MO 63141 ARCH RESOURCES, INC. 2023 Annual Meeting Vote by 11:59 p.m. ET on May 11, 2023 You invested in ARCH RESOURCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 12, 2023. Vote Virtually at the Meeting* May 12, 2023 10:00 a.m. Central Time Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V02144-P85880 The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit www.virtualshareholdermeeting.com/ARCH2023 and be sure to have the control number noted above. Get informed before you vote View the 2023 Notice and Proxy Statement and Annual Report online OR if you want to receive a paper or e-mail copy of these documents or proxy materials for future stockholder meetings, you must request them. To make your request, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Please make the request as instructed above on or before April 28, 2023 to facilitate timely delivery. Unless requested, you will not otherwise receive a paper or email copy. *You can also vote by mail or by telephone by requesting a paper copy of the materials, which will include a proxy card with instructions.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends V02145-P85880 1. Election of Directors Nominees: 2. Advisory approval of the Company’s named executive officer compensation. 3. Vote on an advisory resolution to approve the frequency of the advisory vote on executive compensation. 4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. NOTE: The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournment thereof. For For 01) James N. Chapman 02) John W. Eaves 03) Holly Keller Koeppel 04) Patrick A. Kriegshauser 05) Paul A. Lang 06) Richard A. Navarre 07) Molly P. Zhang (aka Peifang Zhang) 1 Year For All